William Blair Growth Stock Conference June 13, 2018 Exhibit 99.1

William Blair Growth Stock Conference 2 Safe Harbor Disclosure This presentation contains certain “forward - looking” statements within the meaning of the Private Securities Litigation Reform A ct of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, adjusted EPS, and adjusted free cas h flow; the Company’s expected leverage and ability to de - lever; the market position, expected growth and consumption trends for the Company ’s brands; the impact of brand - building and product innovation and the related impact on the Company’s revenues; the Company’s planned pursuit of M&A opportunities; the ability to create long - term shareholder value; the impact of retailer destocking; and the Company’s expectati ons regarding improved warehousing and freight costs. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely ,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward - looking statements. Such forward - looking statements represe nt the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actu al results to differ materially from those expressed or implied by such forward - looking statements. These factors include, among others, general econ omic and business conditions, regulatory matters, competitive pressures, supplier issues, disruptions to distribution, unexpected costs or liab ili ties, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10 - K for the year ended March 31, 2018. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date this presentation. Except to the extent requ ired by applicable law, the Company undertakes no obligation to update any forward - looking statement contained in this presentation, whether as a r esult of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconcilia tio n schedules or in our May 10, 2018 earnings release in the “About Non - GAAP Financial Measures” section.

William Blair Growth Stock Conference 3 Contents I. Who is Prestige Brands? II. Value Creation Model III. Financial Review and Outlook Ron Lombardi Chairman & Chief Executive Officer Christine Sacco Chief Financial Officer Phil Terpolilli Director, Investor Relations Attendees

I. Who is Prestige Brands?

William Blair Growth Stock Conference 5 Source: Company records Helping Consumers Care for Themselves infections treated annually

William Blair Growth Stock Conference 6 Diversified Portfolio of Leading, Trusted Brands Source: LTM Revenues Note: E xcludes other OTC (less than 1%) 25% 15% 12% 11% 11% 10% 9% 8% Women’s Health Gastrointestinal Analgesics Eye & Ear Care Cough & Cold Household Cleaning Oral Care Dermatologicals

William Blair Growth Stock Conference 7 Source: IRI MULO+C - Store period ending March 25 , 201 8 ; Retail Dollar Sales Our Portfolio of Invest - for - Growth OTC Brands Power Core $100MM+ Brands Core International

William Blair Growth Stock Conference 8 Five “Power Core” Brands Average Over $150MM at Retail FY 13 Today Average $150MM+ Average $90MM +1.6x Source: IRI MULO+C - Store (Retail Dollar Sales). 50%+ of PBH Business Future  Leading brands well - positioned in evolving environment  Execute brand - building playbook  Continue to grow our categories and market share 35% of PBH Business

William Blair Growth Stock Conference 9 $ Platform Positioned for Long - Term Success History of Share Gains & Growth 78% (1) Strong Brands Across 8+ Categories OTC Brands Generate Solid, Durable Cash Flows Leading Platform in Unique OTC Aisle

II. Value Creation Model

William Blair Growth Stock Conference 11  Industry - leading financial profile  Best - in - class ongoing FCF generation  Enables capital allocation opportunities  Completed 5 acquisitions since CY 20 1 3  Continue to seek strategic M&A  Authorized $50 million stock buyback completed Proven, Consistent & Repeatable Strategy  Positioned for long - term 2% to 3% Organic growth  Brand building to drive long - term success Cash Generation Capital Deployment

William Blair Growth Stock Conference 12 Proven, Consistent & Repeatable Strategy Near - term Considerations Long - term Positioning  Positioned for long - term 2% to 3% Organic growth  Brand building to drive long - term success  Category leading, trusted brands  Continued portfolio growth via brand - building toolkit  Innovation drives category growth  Differentiated positioning against competitors  Taking share vs. category and private label  Unique proposition to retailers in changing retail landscape  Destocking continues based on retailer productivity focus  E - commerce remains an opportunity, not a threat

William Blair Growth Stock Conference 13 … W ith a Resilient Position in an Evolving Retail Environment Category Leading, Trusted Brands On Trend & Innovative Retail Traffic Driver E - Commerce Brand of Choice  #1 share brands represent ~60% of sales  Brands drive long - term category growth  Consumer driven innovation  Aligned with macro - Health & Wellness trend  Need - based products sought by consumers  Retail channel agnostic  Channel remains an opportunity, not a threat  Ongoing channel investments

… and Brand-Building That Drives Category Growth and Share Gains

Long-Term Brand-Building Toolkit

- Leverage portfolio's **long-standing brand heritage** with **focused digital and content marketing**
- **Develop consumer insights** to refine brand-building efforts
- **Focus new product development on attractive opportunities** that are key to category growth
- Capitalize on **new channel development** opportunities

Growing the Category and Outpacing Private Label



2017 Performance Consumption Growth*
0.8%
2.0%
2.9%
Private Label
Categories
PrestigeBrands

Brand-Building Differentiates versus Private Label and Branded Competition

* IRI MULO Data as of calendar year-end 2017; Categories include those pertaining to PBH's core brands (SE, Monistat, BC / Goody's, Clear Eyes, DenTek, Dramamine, Beano, Fleet, Boudreaux's, Little Remedies, The Doctor's, Efferdent, Chloraseptic, Luden's, Debrox, Compound W, Nix)

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William Blair Growth Stock Conference 15 BC & Goody’s: Continuing Our Long - Term Brand Building Playbook  Only p owdered analgesic brands  Expanded distribution  Brand extensions into cough/cold with BC Sinus Launch  Significant support at retail by leveraging strategic partnerships Brand Success Under Ownership  Purchased two iconic brands in 2012  100 + year heritage in Southeast  Expanded brand building investments New Packaging to be Launched in FY 19 >25% Growth Since Acquisition Continued I nnovation to Grow the Brand and the Category

William Blair Growth Stock Conference 16 Near - term Considerations Long - Term Positioning  High Free Cash Flow Generation o Portfolio drives high EBITDA margins o Strong FCF conversion (minimal capex , tax attributes)  A&P reinvestment to drive top - line growth  Maintain approximate mid - 30s EBITDA margin target  Net Debt at March 31 of $1,980 million; leverage ratio of 5.2x (4) at end of FY 18  Debt reduction of $ 209 million in FY 18  Re - financed portion of Term Loan with Senior Notes to mitigate impact of rising interest rates in March 2018 Cash Generation Proven, Consistent & Repeatable Strategy  Industry - leading financial profile  Best - in - class ongoing FCF generation  Enables capital allocation opportunities

William Blair Growth Stock Conference 17 ~5.0x ~4.3x ~4.3x ~5.2x ~5.0x ~5.7x ~5.2x ~4.7x FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY19 Leverage Ratio (4) $67 $127 $131 $165 $185 $197 $208 $215+ FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY19 Strong and Consistent Cash Flow Leads to Rapid De - Levering Dollar values in millions . * Peak leverage of 5.75x at close of the Insight Acquisition in September 2014 Adjusted Free Cash Flow (3)(5) *

William Blair Growth Stock Conference 18 3 Key Drivers of Long - Term Shareholder Value Capital Deployment Capital Deployment  Completed 5 acquisitions since CY 20 1 3  Continue to seek strategic M&A  Authorized $50 million stock buyback completed Capital Allocation Share Repurchases 3 Pursue M&A that is Accretive to Shareholders 4 Continued Strategy of De - Leveraging 2 Investment in Current Brand Portfolio to Drive Organic Growth 1

III. Financial Review and FY 19 Outlook

William Blair Growth Stock Conference 20 $67 $131 $185 $208 FY 12 FY 14 FY 16 FY 18 $134 $204 $289 $355 FY 12 FY 14 FY 16 FY 18 $438 $597 $806 $1,041 FY 12 FY 14 FY 16 FY 18 Strategy Has Delivered Consistently Strong Financial Performance 15.5% CAGR 17.6% CAGR 20.8% CAGR Adjusted EBITDA (3) Net Sales $0.99 $1.53 $2.17 $2.58 FY 12 FY 14 FY 16 FY 18 Adjusted EPS (3) 17.3% CAGR Adjusted Free Cash Flow (3) Dollar values in millions, except Adjusted EPS.

William Blair Growth Stock Conference 21 Strong Financial Performance in FY 18 Revenue of $1,041 million, up 18.0% versus FY 17 Adjusted EPS of $2.58 (3) , up 8.9% versus FY 17 Adjusted Free Cash Flow of $ 208 million (3) , up 5.7% versus FY 17 Solid consumption growth of 2.9% (2) outpaced revenue growth of 1.7% (1) p ro forma for the acquisition of Fleet Continued to manage capital structure through re - financing and debt paydown

William Blair Growth Stock Conference 22 FY 19 Full Year Outlook: Staying the Strategic Course to Create Value  Continue to gain market share with consumers and grow categories with retailers  Prestige’s portfolio of need - based brands continues to be well positioned for future long - term growth, despite macro headwinds at retail  Revenue growth of + 0.5 % to +1.5% ($1,046 to $1,056 million) – Expect consumption growth in excess of shipment growth – Revenue growth to be impacted by transition to new BC / Goody’s packaging – Revenue growth concentrated in 2H FY 19  EPS +15% to +18% ($2.96 to $3.04) – EPS growth concentrated in 2H FY 19 due to multiple timing factors  Effective tax rate of approximately 26%, compared to prior rate of approximately 36%  Adjusted Free Cash Flow of $ 215 (3) million or more Top Line Trends Adjusted Free Cash Flow (3) EPS Revenue

William Blair Growth Stock Conference 23 Continuing Our Long - Term Value Creation Strategy Strong and Consistent Free Cash Flow Generation Long - Term Topline Organic Growth of 2 .0% to 3.0% Efficient and Value - Maximizing Capital Allocation Shareholder Value Enhancement Long - Term E.P.S. Growth Upside Potential Share Repurchases Accretive M&A

William Blair Growth Stock Conference 24 Appendix (1) Organic Revenue Growth and Proforma Revenue Growth are Non - GAAP financial measures and are reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our May 10, 2018 earnings release in the “About Non - GAAP Financial Measures” section . (2) Total company consumption is based on domestic IRI multi - outlet + C - Store retail dollar sales for the period ending 3 - 25 - 18 and net revenues as a proxy for consumption for certain untracked channels, and international consumption which includes Canadian consumption for leading retailers, Australia consumption for leading brands, and other international net revenues as a proxy for consumption. (3) Adjusted EBITDA, Adjusted EPS , Adjusted Free Cash Flow and Net Debt are Non - GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our May 10, 2018 earnings release in the “About Non - GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted Free Cash Flow for FY 19 is a projected Non - GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our May 10, 2018 earnings release in the “About Non - GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus payments associated with acquisitions less tax effect of payments associated with acquisitions.

William Blair Growth Stock Conference 25 Organic Revenue Growth Reconciliation Schedules Three Months Ended Mar. 31, Year Ended Mar. 31, 2018 2017 2018 2017 (In Thousands) GAAP Total Revenues $ 255,965 $ 240,670 $ 1,041,179 $ 882,060 Revenue Growth 6.4% 18.0% Adjustments: Revenue associated with acquisitions (14,699) - (175,391) - Revenues associated with divested brands - (116) - (23,021) Non - GAAP Organic Revenues $ 241,266 $ 240,554 $ 865,788 $ 859,039 Non - GAAP Organic Revenue Growth 0.3% 0.8% Non - GAAP Organic Revenues $ 241,266 $ 240,554 $ 865,788 $ 859,039 Revenues associated with acquisitions 14,699 9,464 175,391 164,966 Non - GAAP Proforma Revenues $ 255,965 $ 250,018 $ 1,041,179 $ 1,024,005 Non - GAAP Proforma Revenue Growth 2.4% 1.7% Projected Free Cash Flow 2019 Projected Free Cash Flow (In millions) Projected FY'19 GAAP Net cash provided by operating activities $ 228 Additions to property and equipment for cash (13) Projected Non - GAAP Free Cash Flow $ 215

William Blair Growth Stock Conference 26 Adjusted Free Cash Flow Reconciliation Schedules Cont’d Three Months Ended Mar. 31, Year Ended Mar. 31, 2018 2017 2018 2017 (In Thousands) GAAP Net Income (Loss) (39,687)$ 11,090$ 339,570$ 69,395$ Adjustments: Adjustments to reconcile net income (loss) to net cash provided by operating activities as shown in the Statement of Cash Flows 103,215 21,447 (113,698) 92,613 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows (9,090) (25,013) (15,762) (13,336) Total Adjustments 94,125 (3,566) (129,460) 79,277 GAAP Net cash provided by operating activities 54,438 7,524 210,110 148,672 Purchase of property and equipment (2,876) (1,042) (12,532) (2,977) Non-GAAP Free Cash Flow 51,562 6,482 197,578 145,695 Integration, transition and other payments associated with acquisitions and divestitures 221 8,304 10,358 10,448 Additional expense as a result of Term Loan debt refinancing 182 9,184 182 9,184 Pension contribution - 6,000 - 6,000 Additional income tax payments associated with divestitures - 16,956 - 25,545 Non-GAAP Adjusted Free Cash Flow 51,965$ 46,926$ 208,118$ 196,872$

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	Three Months Ended Mar. 31,				Year Ended Mar. 31,			
	2018		2017		2018		2017	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
(In Thousands, except per share data)								
GAAP Net Income (Loss)	$ (39,687)	$ (0.74)	$ 11,090	$ 0.21	$ 339,570	$ 6.34	$ 69,395	$ 1.30
Adjustments:								
Inventory step-up charges and other costs associated with acquisitions	-	-	1,664	0.03	-	-	1,664	0.03
Integration, transition and other costs associated with acquisitions and divestitures in Cost of Goods Sold	-	-	1,367	0.03	3,719	0.07	1,367	0.03
Integration, transition and other costs associated with acquisitions and divestitures in Advertising and Promotion Expense	-	-	2,242	0.04	(192)	-	2,242	0.04
Integration, transition and other costs associated with acquisitions and divestitures in General and Administrative Expense	124	-	9,187	0.17	2,001	0.04	16,015	0.30
Tax adjustment associated with acquisition in General and Administrative Expense	-	-	-	-	704	0.01	-	-
Accelerated amortization of debt origination costs	392	0.01	575	0.01	392	0.01	1,706	0.03
Additional expense as a result of Term Loan debt refinancing	270	-	9,184	0.17	270	-	9,184	0.17
Tradename impairment	99,924	1.87	-	-	99,924	1.87	-	-
Loss on extinguishment of debt	2,901	0.05	1,420	0.03	2,901	0.05	1,420	0.03
Loss on divestitures	-	-	268	0.01	-	-	51,820	0.97
Tax impact of adjustments	(36,574)	(0.68)	(9,438)	(0.18)	(38,804)	(0.72)	(28,024)	(0.53)
Normalized tax rate adjustment	5,679	0.11	1,278	0.02	(272,201)	(5.09)	(199)	-
Total Adjustments	72,716	1.36	17,747	0.33	(201,286)	(3.76)	57,195	1.07
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 33,029	$ 0.62	$ 28,837	$ 0.54	$ 138,284	$ 2.58	$ 126,590	$ 2.37

Note: Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding for the three months ended March 31, 2018 are 53,512

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Reconciliation Schedules Cont'd

Adjusted Free Cash Flow

	2012	2013	2014	2015	2016	2017	2018
GAAP Net Income	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395	$ 339,570
Adjustments							
Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows	35,674	59,497	52,562	65,998	98,181	92,613	(113,698)
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows	(5,434)	12,603	(11,945)	13,327	(21,778)	(13,336)	(15,762)
Total adjustments	30,240	72,100	40,617	79,325	76,403	79,277	(129,460)
GAAP Net cash provided by operating activities	**67,452**	**137,605**	**113,232**	**157,585**	**176,310**	**148,672**	**210,110**
Purchases of property and equipment	(606)	(10,268)	(2,764)	(6,101)	(3,568)	(2,977)	(12,532)
Non-GAAP Free Cash Flow	**66,846**	**127,337**	**110,468**	**151,484**	**172,742**	**145,695**	**197,578**
Premium payment on 2010 Senior Notes	-	-	15,527	-	-	-	-
Premium payment on extinguishment of 2012 Senior Notes	-	-	-	-	10,158	-	-
Accelerated payments due to debt refinancing	-	-	4,675	-	-	9,184	182
Integration, transition and other payments associated with acquisitions	-	-	512	13,563	2,461	10,448	10,358
Pension contribution	-	-	-	-	-	6,000	-
Additional income tax payments associated with divestitures	-	-	-	-	-	25,545	-
Total adjustments	-	-	20,714	13,563	12,619	51,177	10,540
Non-GAAP Adjusted Free Cash Flow	**$ 66,846**	**$ 127,337**	**$ 131,182**	**$ 165,047**	**$ 185,361**	**$ 196,872**	**$ 208,118**

Dollar values in thousands.

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Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	2012		2013		2014		2015		2016		2017		2018	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 37,212	$0.73	$65,505	$ 1.27	$ 72,615	$ 1.39	$78,260	$ 1.49	$99,907	$ 1.88	$69,395	$ 1.30	$339,570	$6.34
Adjustments														
Additional expense as a result of Term Loan debt refinancing	-	-	-	-	-	-	-	-	-	-	9,184	0.17	270	-
Sales costs related to acquisitions	-	-	411	0.01	-	-	-	-	-	-	-	-	-	-
Inventory step up	1,795	0.04	23	-	577	0.01	2,225	0.04	1,387	0.03	1,664	0.03	-	-
Inventory related acquisition costs	-	-	220	-	407	0.01	-	-	-	-	-	-	-	-
Add'l supplier costs	-	-	5,426	0.11	-	-	-	-	-	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	-	-	1,406	0.02	-	-	-	-
Integration, Transition, and other Acquisition/ Divestiture costs	17,395	0.34	5,909	0.11	1,111	0.02	21,507	0.41	2,401	0.05	19,624	0.37	5,528	0.11
Stamp Duty	-	-	-	-	-	-	2,940	0.05	-	-	-	-	-	-
Unsolicited proposal costs	1,737	0.03	534	0.01	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	5,409	0.11	1,443	0.03	18,286	0.35	-	-	17,970	0.34	1,420	0.03	2,901	0.05
Gain on settlement	(5,063)	(0.10)	-	-	-	-	-	-	-	-	-	-	-	-
(Gain) loss on divestitures	-	-	-	-	-	-	(1,133)	(0.02)	-	-	51,820	0.97	-	-
Accelerated amortization of debt discounts and debt issue cost:	-	-	7,746	0.15	5,477	0.10	218	-	-	-	1,706	0.03	392	0.01
Tradename impairment	-	-	-	-	-	-	-	-	-	-	-	-	99,924	187
Tax adj. associated with acquisition in G&A expense	-	-	-	-	-	-	-	-	-	-	-	-	704	0.01
Tax impact on adjustments	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(5,968)	(0.11)	(7,608)	(0.15)	(28,024)	(0.52)	(38,804)	(0.72)
Normalized tax rate adjustment	(237)	-	(1,741)	(0.03)	(9,465)	(0.18)	-	-	-	-	(199)	-	(272,201)	(5.09)
Total adjustments	12,945	0.26	11,642	0.23	7,293	0.14	19,789	0.37	15,556	0.29	57,195	1.07	(201,286)	(3.76)
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	$50,157	$0.99	$ 77,147	$ 1.50	$79,908	$ 1.53	$98,049	$ 1.86	$115,463	$ 2.17	$126,590	$ 2.37	$138,284	$ 2.58

Dollar values in thousands, except per share data

Note: Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding for the three months ended March 31, 2018 are 53,512

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Reconciliation Schedules Cont'd

Adjusted EBITDA

	2012	2013	2014	2015	2016	2017	2018
GAAP Net Income (Loss)	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395	$ 339,570
Interest Expense, net	41,320	84,407	68,582	81,234	85,160	93,343	105,879
Provision (benefit) for income taxes	23,945	40,529	29,133	49,198	57,278	41,455	(232,484)
Depreciation and amortization	10,734	13,235	13,486	17,740	23,676	25,792	33,426
Non-GAAP EBITDA	**113,211**	**203,676**	**183,816**	**226,432**	**266,021**	**229,985**	**246,391**
Sales costs related to acquisitions	-	411	-	-	-	-	-
Inventory step up	1,795	23	577	2,225	1,387	1,664	-
Inventory related acquisition costs	-	220	407	-	-	-	-
Add'l supplier costs	-	5,426	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	1,406		
Integration, transition, and other Acquisition/ Divestiture costs	17,395	5,909	1,111	21,507	2,401	19,624	5,528
Stamp Duty	-	-	-	2,940	-	-	-
Unsolicited porposal costs	1,737	534	-	-	-	-	-
Loss on extinguishment of debt	5,409	1,443	18,286	-	17,970	1,420	2,901
Tradename impairment	-	-	-	-	-	-	99,924
Gain on settlement	(5,063)	-	-	-	-	-	-
(Gain) Loss on divestitures	-	-	-	(1,133)	-	51,820	-
Tax adjustment associated with acquisitions	-	-	-	-	-	-	704
Adjustments to EBITDA	**21,273**	**13,966**	**20,381**	**25,539**	**23,164**	**74,528**	**109,057**
Non-GAAP Adjusted EBITDA	**$ 134,484**	**$ 217,642**	**$ 204,197**	**$ 251,971**	**$ 289,185**	**$ 304,513**	**$ 355,448**

Dollar values in thousands.

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